      As filed with the Securities and Exchange Commission on June 2, 2003
                                                      Registration No. 333-96979

--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ---------------

                               Amendment No. 4 to
                                    Form S-3
                             REGISTRATION STATEMENT
                                      Under
                           THE SECURITIES ACT OF 1933

                                ---------------

                            IMPAX LABORATORIES, INC.
             (Exact name of registrant as specified in its charter)

               Delaware                                  65-0403311
    (State or other jurisdiction of            (I.R.S. Employer Identification
    incorporation or organization)                         Number)

                              30831 Huntwood Avenue
                                Hayward, CA 94544
                                 (510) 476-2000
    (Address, including zip code, and telephone number, including area code, of principal executive offices)

                                BARRY R. EDWARDS
                           Co-Chief Executive Officer
                            IMPAX LABORATORIES, INC.
                               3735 Castor Avenue
                             Philadelphia, PA 19124
                                  215-289-2220
 (Name, address, including zip code, and telephone number, including area code, of agent for service)

                                ---------------

  Copies of all communications, including all communications sent to the agent for service, should be sent to:

                             Francis E. Dehel, Esq.
                                 Blank Rome LLP
                                One Logan Square
                           Philadelphia, PA 19103-6998
                                 (215) 569-5500

                                ---------------

         Approximate date of proposed sale to the public: From time to time after the effective date of this Registration Statement.

     If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. |_|

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. |X|

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. |_|

     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. |_|

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. |_|
--------------------------------------------------------------------------------

         The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.


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        The purpose of this Amendment No. 4 is to file a current consent of PricewaterhouseCoopers LLP.


                 PART II INFORMATION NOT REQUIRED IN PROSPECTUS


Item 16.  Exhibits

Exhibit
Number      Description of Document
------      -----------------------

4.1 Specimen Certificate of the Company's Common Stock, par value $.01 per share. (1)

5.1         Opinion of Blank Rome LLP. (2)

10.1 Patent Infringement Indemnity Insurance by American International Specialty Lines Insurance Company, Policy Number 278-54-14.(2)

10.2 Patent Infringement Indemnity Insurance by American Specialty Lines Insurance Company, Policy Number 860-45-93.(2)

23.1        Consent of PricewaterhouseCoopers LLP.

24.1        Power of Attorney. (2)

------------------------------
(1) Incorporated herein by reference to the Registration Statement on Form S-4 (File No. 333-90599).
(2) Previously filed.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Philadelphia, Commonwealth of Pennsylvania on June 2, 2003.

                                             IMPAX LABORATORIES, INC.


                                             By:    Barry R. Edwards
                                                  ---------------------------
                                                    Barry R. Edwards,
                                                    Co-Chief Executive Officer

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons on June 2, 2003 in the capacities indicated.

Name                                         Title
          *              Chairman, Co-Chief Executive Officer and Director
----------------------
Charles Hsiao, Ph.D.

Barry R. Edwards         Co-Chief Executive Officer and Director (Principal
----------------------   Executive Officer)
Barry R. Edwards

         *               President and Director
----------------------
Larry Hsu, Ph.D.

         *               Chief Financial Officer (Principal Financial and
----------------------   Accounting Officer) and Corporate Secretary
Cornel C. Spiegler

         *               Director
----------------------
Leslie Z. Benet, Ph.D

         *               Director
----------------------
Robert L. Burr

         *               Director
----------------------
David J. Edwards

         *               Director
----------------------
Nigel Fleming, Ph.D.

         *               Director
----------------------
Michael Markbreiter

         *               Director
----------------------
Oh Kim Sun
                         Director
----------------------
Peter R. Terreri

*By:  Barry R. Edwards
     --------------------------
      Barry R. Edwards
      Attorney-In-Fact